Quarterly Financial Supplement

FOR THE QUARTER ENDED MARCH 31, 2016

ddr
Think Retail. Create Value.

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1 - 8

Asset Summary
Portfolio Summary	9
Portfolio Detail	10
Leasing Summary	11
Top 50 Tenants	12
Top 50 Assets by ABR at DDR Share	13
Unconsolidated Joint Ventures	14

Investments
Transactions	15
Developments/Redevelopments	16

Balance Sheet Summary
Capital Structure	17
Debt/EBITDA	18
Debt Summary	19
Consolidated Debt Detail	20 - 21
Unconsolidated Debt Detail	22 - 23

Analyst Information and Reporting Policies
Analyst Coverage	24
Notable Policies	25 - 26

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three months ended March 31, 2016. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS FIRST QUARTER 2016 OPERATING RESULTS

BEACHWOOD, OHIO, April 28, 2016 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2016.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $7.1 million to $114.2 million, or $0.31 per diluted share, compared to $107.1 million, or $0.30 per diluted share, for the prior-year comparable period.

•	First quarter net income attributable to common shareholders was $40.0 million, or $0.11 per diluted share, compared to net loss of $249.4 million, or $0.69 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.4% on a pro rata basis

•	Executed 301 new leases and renewals for 1.9 million square feet

•	Generated new leasing spreads of 19.5% and renewal leasing spreads of 8.7%, both on a pro rata basis

•	Increased the portfolio leased rate by 10 basis points to 96.1% at March 31, 2016, from 96.0% at December 31, 2015 and 95.8% at March 31, 2015, on a pro rata basis

•	Increased the annualized base rent per occupied square foot by 4.0% on a pro rata basis to $14.86 at March 31, 2016, from $14.29 at March 31, 2015

•	Acquired one prime power center in Phoenix, Arizona, for $61 million

•	Sold 16 operating assets and three land parcels totaling $224 million at DDR’s share

•	Repaid $240 million, 9.625% unsecured notes at maturity in March 2016

“I am extremely pleased with our operational and transactional execution in the first quarter. The portfolio evolution is nearly completed as we remain on track for our disposition guidance, and the results of these transactional efforts were on display as same-store NOI was strong at 3.4%,” commented David J. Oakes, president and chief executive officer of DDR.

2016 Guidance

The Company is raising the lower end of the range of its 2016 Operating FFO and NAREIT defined FFO to a revised estimated range of $1.20 to $1.25 per diluted share from a range of $1.19 to $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

About DDR Corp.

DDR is an owner and manager of 352 value-oriented shopping centers representing 113 million square feet in 37 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, April 29, 2016, at 10:00 a.m. Eastern Time. To participate, please dial 877-249-1119 (domestic) or 412-542-4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months ended March 31, 2016. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	1Q16			1Q15
	Consolidated	Share of JVs	Prorata	Consolidated	Share of JVs	Prorata
Revenues:
Minimum rents (1)	$177,367	$13,645	$191,012	$180,697	$15,078	$195,775
Percentage rent	1,936	27	1,963	1,385	100	1,485
Recoveries	61,599	4,228	65,827	64,080	4,671	68,751
Other property revenues (2)	5,343	155	5,498	4,589	371	4,960

	246,245	18,055	264,300	250,751	20,220	270,971

Expenses (3):
Operating and maintenance	36,508	2,717	39,225	38,726	3,146	41,872
Real estate taxes	36,534	2,598	39,132	37,629	2,756	40,385

	73,042	5,315	78,357	76,355	5,902	82,257

Net operating income	173,203	12,740	185,943	174,396	14,318	188,714

Other income (expense):
Fee income	8,178	(935)	7,243	8,074	(982)	7,092
Interest income	9,050	(413)	8,637	7,161	(316)	6,845
Interest expense (4)	(57,897)	(5,298)	(63,195)	(63,020)	(5,926)	(68,946)
Depreciation and amortization	(96,902)	(5,549)	(102,451)	(103,015)	(7,098)	(110,113)
General and administrative (5)	(17,876)	0	(17,876)	(18,595)	0	(18,595)
Other income (expense), net (6)	1,773	(48)	1,725	(3,428)	(49)	(3,477)
Impairment charges (7)	0	0	0	(279,021)	(90)	(279,111)

Income before earnings from JVs and other	19,529	497	20,026	(277,448)	(143)	(277,591)

Equity in net income of JVs	14,421	(14,421)	0	61	(61)	0
Basis differences of JVs	0	3,229	3,229	0	177	177
Gain on change in control	0	0	0	14,279	0	14,279
Tax expense	(458)	0	(458)	(4,900)	0	(4,900)
Gain on disposition of real estate, net	12,381	10,695	23,076	25,094	27	25,121

Net income (loss)	45,873	0	45,873	(242,914)	0	(242,914)
Non-controlling interests	(300)	0	(300)	(873)	0	(873)

Net income (loss) DDR	45,573	0	45,573	(243,787)	0	(243,787)
Preferred dividends	(5,594)			(5,594)

Net income (loss) Common Shareholders	39,979			(249,381)
Depreciation and amortization of real estate	94,854			100,867
Equity in net income of JVs	(14,421)			(61)
JVs’ FFO	6,150			7,017
Non-controlling interests	76			249
Impairment of depreciable real estate	0			179,748
Gain on disposition of depreciable real estate, net	(12,096)			(25,236)

FFO Common Shareholders	114,542			13,203
Non-operating items, net (8)	(314)			93,930

Operating FFO	$114,228			$107,133
FFO per share – Diluted (9)	$0.31			$0.04
Operating FFO per share – Diluted (9)	$0.31			$0.30

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	1Q16			4Q15
	Consolidated	Share of JVs	Prorata	Consolidated	Share of JVs	Prorata
Assets:
Land	$2,145,471	$174,406	$2,319,877	$2,184,145	$181,843	$2,365,988
Buildings	6,908,815	470,734	7,379,549	6,965,632	491,662	7,457,294
Fixtures and tenant improvements	744,059	29,574	773,633	743,037	31,105	774,142

	9,798,345	674,714	10,473,059	9,892,814	704,610	10,597,424
Depreciation	(2,060,005)	(147,979)	(2,207,984)	(2,062,899)	(152,035)	(2,214,934)

	7,738,340	526,735	8,265,075	7,829,915	552,575	8,382,490
Construction in progress and land	174,736	5,916	180,652	235,385	5,654	241,039

Real estate, net	7,913,076	532,651	8,445,727	8,065,300	558,229	8,623,529

Investments in JVs	68,422	2,335	70,757	72,576	636	73,212
Preferred equity interest	398,410	0	398,410	395,156	0	395,156
Cash	23,720	9,146	32,866	22,416	7,815	30,231
Restricted cash	10,515	949	11,464	10,104	803	10,907
Notes receivable, net	42,592	0	42,592	42,534	0	42,534
Receivables, net	125,473	6,595	132,068	129,089	8,151	137,240
Other assets, net (10)	353,419	21,028	374,447	359,913	21,598	381,511

Total Assets	8,935,627	572,704	9,508,331	9,097,088	597,232	9,694,320

Liabilities and Equity:
Revolving credit facilities	350,000	0	350,000	210,000	0	210,000
Unsecured debt	2,910,307	0	2,910,307	3,149,188	0	3,149,188
Unsecured term loan	398,050	0	398,050	397,934	0	397,934
Secured debt	1,373,316	425,419	1,798,735	1,382,415	441,918	1,824,333

	5,031,673	425,419	5,457,092	5,139,537	441,918	5,581,455
Dividends payable	75,042	0	75,042	68,604	0	68,604
Other liabilities (11)	389,991	18,833	408,824	425,478	19,686	445,164

Total Liabilities	5,496,706	444,252	5,940,958	5,633,619	461,604	6,095,223

JVs share of equity	0	22,255	22,255	0	20,393	20,393
Preferred shares	350,000	0	350,000	350,000	0	350,000
Common shares	36,537	0	36,537	36,529	0	36,529
Paid-in capital	5,470,030	0	5,470,030	5,466,511	0	5,466,511
Distributions in excess of net income	(2,421,296)	106,197	(2,315,099)	(2,391,793)	115,235	(2,276,558)
Deferred compensation	15,471	0	15,471	15,537	0	15,537
Other comprehensive income	(5,485)	0	(5,485)	(6,283)	0	(6,283)
Common shares in treasury at cost	(14,854)	0	(14,854)	(15,316)	0	(15,316)
Non-controlling interests	8,518	0	8,518	8,284	0	8,284

Total Equity	3,438,921	128,452	3,567,373	3,463,469	135,628	3,599,097

Total Liabilities and Equity	$8,935,627	$572,704	$9,508,331	$9,097,088	$597,232	$9,694,320

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	1Q16	1Q15
Revenues:
Minimum rents	$96,575	$103,737
Percentage rent	331	589
Recoveries	29,969	30,859
Other property revenues	1,035	2,415

	127,910	137,600
Expenses:
Operating and maintenance	18,999	20,695
Real estate taxes	18,657	18,271

	37,656	38,966

Net operating income	90,254	98,634

Other income (expense):
Interest expense	(33,322)	(40,903)
Depreciation and amortization	(49,035)	(56,737)
Impairment charges	0	(448)
Preferred share expense	(8,264)	(6,314)
Other (expense) income, net	(5,811)	(6,069)

	(6,178)	(11,837)
Gain (loss) on disposition of real estate, net	53,483	(213)

Net income (loss) attributable to unconsolidated JVs	47,305	(12,050)
Depreciation and amortization	49,035	56,737
Impairment of depreciable real estate	0	448
(Gain) loss on disposition of depreciable real estate, net	(53,483)	213

FFO	42,857	45,348
FFO at DDR’s ownership interests	6,150	7,017
Operating FFO at DDR’s ownership interests	6,150	7,022

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands
	At Period End
	1Q16	4Q15
Assets:
Land	$1,306,704	$1,343,889
Buildings	3,446,655	3,551,227
Improvements	184,497	191,581

	4,937,856	5,086,697
Depreciation	(807,415)	(817,235)

	4,130,441	4,269,462
Land held for development and construction in progress	54,846	52,390

Real estate, net	4,185,287	4,321,852
Cash and restricted cash	69,576	58,916
Receivables, net	45,077	52,768
Other assets, net	304,255	318,546

Total Assets	4,604,195	4,752,082

Liabilities and Equity:
Mortgage debt	3,119,992	3,177,603
Notes and accrued interest payable to DDR	2,577	1,556
Other liabilities	212,237	219,799

Total Liabilities	3,334,806	3,398,958

Redeemable preferred equity	398,410	395,156
Accumulated equity	870,979	957,968

Total Liabilities and Equity	$4,604,195	$4,752,082

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		1Q16	1Q15

(1)	Minimum rents:
	Straight-line rent, net	$1.3	$1.4
	Below-market rent, net	0.3	0.3
	Ground lease revenue	10.1	9.1

(2)	Other property revenues:
	Lease termination fees	1.2	0.2

(3)	Operating expenses:
	Recoverable expenses	(66.1)	(70.2)
	Non-recoverable expenses	(6.9)	(6.2)
	Straight-line ground rent expense	(0.1)	(0.3)
	Expensed costs of suspended developments	(0.1)	(0.1)

(4)	Non-cash interest expense:
	Debt fair value amortization	1.6	5.3
	Loan cost amortization	(2.2)	(2.5)
	Interest expense (capitalized)	1.2	1.6

(5)	General and administrative expenses:
	Stock compensation expenses	(1.6)	(2.2)
	Internal leasing expenses	(2.1)	(2.0)
	Construction administrative costs (capitalized)	2.0	2.4

(6)	Other income (expense):
	Transactions and other, net	(1.8)	(0.1)
	Debt extinguishment, net	(0.0)	(3.3)

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(179.7)
	Land previously held for development	(0.0)	(99.3)

(8)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	99.3
	Transaction, debt extinguishment, litigation, other, net	0.0	3.9
	Non-cash gain on sale and change in control of interests, net	0.0	(14.3)
	Tax expense (primarily Puerto Rico restructuring)	0.0	4.4
	(Gain) loss on sale of non-depreciable real estate, net	(0.3)	0.6

		(0.3)	93.9

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
		1Q16	1Q15

(9)	Outstanding per share information:
	Common shares (at quarter end)	365.4	361.0
	OP units (at quarter end)	0.4	1.4

	Total shares and units (at quarter end)	365.8	362.4
	Weighted average shares and units – Basic – EPS	364.7	359.8
	Assumed conversion of dilutive securities	0.3	0.0

	Weighted average shares and units – Diluted – EPS	365.0	359.8
	Weighted average shares and units – Basic – FFO & OFFO	365.7	362.4
	Assumed conversion of dilutive securities	0.3	0.6

	Weighted average shares and units – Diluted – FFO & OFFO	366.0	363.0
	Earnings per common share – Basic & Diluted	$0.11	$(0.69)
	FFO per share – Basic & Diluted	$0.31	$0.04
	Operating FFO per share – Diluted	$0.31	$0.30
	Common stock dividends declared, per share	$0.19	$0.1725

(10)	Intangible assets, net (at quarter and year end)	295.8	311.0

(11)	Below-market leases, net (at quarter and year end)	155.2	155.3

Additional financial information:

	Capital expenditures (DDR share):
	Retenanting	$8.4	$12.0
	Maintenance – total	1.0	1.5
	Maintenance PSF of owned GLA – non reimbursable	0.01	0.02

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers	$26
	Cost basis of headquarters (non-income producing)	40

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF
	Wholly Owned Portfolio At 100%		JV Portfolio DDR Share		Total Portfolio DDR Share		Total Portfolio At 100%
Portfolio Metrics
Operating Centers	194		158		352		352
Owned GLA	47.4		4.0		51.4		74.6
Ground Lease GLA	4.7		0.3		5.0		6.9
Additional Unowned	—		—		—		31.5
Base Rent PSF	$14.89		$14.52		$14.86		$14.58
Leased Rate	96.2%		94.7%		96.1%		95.6%
Commenced Rate	94.2%		93.6%		94.1%		93.9%
Same Store NOI	3.4%		3.3%		3.4%		3.0%
% of NOI (Pro Rata)	92.9%		7.1%		100.0%		100.0%

	Same Store NOI at 100% (1)				Same Store NOI at DDR Share (1)
	1Q16	1Q15	Change		1Q16	1Q15	Change

Same Store Leased Rate	95.7%	95.4%	0.3%		96.2%	95.9%	0.3%

Revenues:
Base Rents	$250.2	$244.4	2.4%		$174.4	$170.1	2.5%
Recoveries	84.9	83.0	2.3%		61.2	60.4	1.3%
Other	3.9	3.6	8.3%		3.2	2.9	10.3%

	339.0	331.0	2.4%		238.8	233.4	2.3%
Expenses:
Operating	(45.7)	(47.0)	-2.8%		(31.8)	(33.2)	-4.2%
Real Estate Taxes	(49.8)	(47.7)	4.4%		(35.6)	(34.4)	3.5%

	(95.5)	(94.7)	0.8%		(67.4)	(67.6)	-0.3%

Same Store NOI	$243.5	$236.3	3.0%		$171.4	$165.8	3.4%
Non-Same Store NOI	20.0	36.7			14.2	22.5

	$263.5	$273.0			$185.6	$188.3

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$246.2	$250.8		DDR Share	$173.2	$174.4
Expenses	(73.0)	(76.4)		JV Share	(0.4)	(0.4)

	$173.2	$174.4			$172.8	$174.0
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$127.9	$137.6		Revenues	$18.1	$20.2
Expenses	(37.6)	(39.0)		Expenses	(5.3)	(5.9)

	$90.3	$98.6			$12.8	$14.3

Total	$263.5	$273.0		Total	$185.6	$188.3

(1)	Excludes major redevelopment activity; see investments section for additional detail.

DDR Corp.

Portfolio Detail (at 100% unless otherwise noted)

Lease Expiration Schedule
	Greater than 10,000 SF				Less than 10,000 SF
Year	Leases	ABR (mil)	Rent PSF	% of ABR	Leases	ABR (mil)	Rent PSF	% of ABR
2016	56	$16.4	$9.77	1.6%	509	$30.0	$24.56	3.0%
2017	197	71.2	10.80	7.1%	879	54.6	23.74	5.5%
2018	226	79.7	11.68	8.0%	910	64.7	24.42	6.5%
2019	221	88.0	11.88	8.8%	673	45.5	24.21	4.6%
2020	189	73.5	12.29	7.4%	690	44.8	23.85	4.5%
2021	234	92.1	11.10	9.2%	429	32.5	24.08	3.3%
2022	130	50.7	11.35	5.1%	217	18.8	24.69	1.9%
2023	110	40.7	11.20	4.1%	175	16.7	24.59	1.7%
2024	101	36.1	11.73	3.6%	206	20.1	24.46	2.0%
2025	74	26.1	13.92	2.6%	174	16.0	24.84	1.6%

2016-2025	1,538	$574.5	$11.53	57.5%	4,862	$343.7	$24.23	34.4%
Total Rent Roll	1,651	$636.8	$11.78	63.7%	5,161	$362.8	$24.21	36.3%

Annual Metrics				Leased Rate Breakdown at DDR Share
Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
1Q 2016	352	95.6%	$14.58	< 5,000	87.7%	14.0%	43.9%
YE 2015	367	95.6%	14.48	5,000-9,999	92.0%	8.8%	18.1%
YE 2014	415	95.7%	13.91	≥ 10,000	98.1%	77.2%	38.0%
YE 2013	406	95.0%	13.35
YE 2012	444	94.1%	12.77	Total	96.1%	100.0%	100.0%
YE 2011	422	93.3%	12.54
YE 2010	476	92.3%	12.46	Portfolio Concentration
YE 2009	534	91.2%	12.27
YE 2008	611	92.6%	12.34		% of		% of
YE 2007	619	95.8%	12.22		ABR	MSF	GLA

YE 2006	370	96.2%	11.57	Florida	12.1%	10.4	12.7%
YE 2005	379	96.3%	11.30	Georgia	9.5%	8.7	10.7%
YE 2004	373	95.4%	11.13	Puerto Rico	7.6%	4.8	5.9%
YE 2003	274	95.1%	10.82	Ohio	7.5%	6.7	8.2%
YE 2002	189	95.9%	10.58	N. Carolina	6.1%	4.7	5.8%
YE 2001	192	95.4%	10.03	California	4.7%	3.5	4.3%
YE 2000	190	96.9%	9.66	Illinois	4.6%	2.6	3.1%
YE 1999	186	95.7%	9.20	New Jersey	4.6%	3.2	4.0%
YE 1998	159	96.5%	8.99	Arizona	4.2%	2.9	3.6%
YE 1997	123	96.1%	8.49	Texas	4.2%	3.2	3.9%
YE 1996	112	94.8%	7.85
YE 1995	106	96.3%	7.60
YE 1994	84	97.1%	5.89
YE 1993	69	96.2%	5.60
YE 1992	53	95.4%	5.37

DDR Corp.

Leasing Summary

Leases and GLA at 100%

All other figures at DDR share

Leasing Activity

			New		Wtd Avg	Comparable Pool
	# of Leases	GLA (000)	Rent PSF	Rent Spread	Term (Years)	# of Leases	GLA (000)
New Leases
1Q16	115	541	$19.53	19.5%	8.3	59	272

Renewals
1Q16	186	1,375	$16.01	8.7%	4.9	186	1,375

New + Renewals
1Q16	301	1,916	$16.99	10.7%	5.9	245	1,647

Net Effective Rents

			GLA (1) (000)	Avg Rent PSF	Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
1Q16			509	$20.06	($4.44)	$15.62	8.3

Renewals
1Q16			1,375	$16.26	($0.38)	$15.88	4.9

(1)	New Leases GLA excludes development and redevelopment activity.

DDR Corp.

Top 50 Tenants

	$, GLA in millions
		# of Units		Base Rent			Owned GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	111	112	$37.9	3.5%	$26.4	3.4	4.2%	2.3	A+ / A2 / NR
2	Bed Bath & Beyond (2)	92	93	32.8	3.1%	23.9	2.6	3.2%	1.9	BBB+ / Baa1 / NR
3	PetSmart	98	99	31.2	2.9%	21.2	2.1	2.6%	1.4	B+ / B1 / NR
4	Walmart (3)	27	72	25.7	2.4%	22.6	4.0	4.9%	3.6	AA / Aa2 / AA
5	Dick’s Sporting Goods (4)	41	42	24.8	2.3%	14.9	2.0	2.5%	1.2	NR
6	Best Buy	40	47	23.4	2.2%	16.1	1.5	1.8%	1.1	BB+ / Baa1 / BBB-
7	Ross Stores (5)	75	75	23.4	2.2%	15.1	2.2	2.7%	1.3	A- / A3 / NR
8	Kohl’s	34	48	22.6	2.1%	16.8	3.0	3.7%	2.2	BBB / Baa1 / BBB+
9	AMC Theatres	11	12	20.5	1.9%	15.3	0.9	1.1%	0.6	B+ / NR / NR
10	Michaels	69	71	20.2	1.9%	14.2	1.6	2.0%	1.1	B+ / Ba3 / NR
11	Gap (6)	67	67	16.7	1.6%	12.1	1.1	1.3%	0.7	BBB- / Baa2 / BBB-
12	Office Depot (7)	48	51	14.7	1.4%	10.5	1.0	1.2%	0.7	B- / B2 / NR
13	Ulta	61	63	14.6	1.4%	10.2	0.7	0.9%	0.5	NR
14	Publix	34	36	14.4	1.3%	3.5	1.6	2.0%	0.4	NR
15	Ascena (8)	107	107	12.1	1.1%	9.4	0.6	0.7%	0.5	BB / Ba2 / NR
16	Barnes & Noble	26	28	11.8	1.1%	8.7	0.6	0.7%	0.5	NR
17	Jo-Ann	32	32	10.3	1.0%	7.9	1.0	1.2%	0.7	B / B3 / NR
18	Toys “R” Us (9)	26	29	10.1	0.9%	9.1	1.1	1.3%	0.9	B- / B3 / CCC
19	Staples	33	34	9.9	0.9%	6.0	0.7	0.9%	0.4	BBB- / Baa2 / BB+
20	Lowe’s	11	30	9.4	0.9%	8.7	1.4	1.7%	1.3	A- / A3 / NR
21	Kroger (10)	19	23	9.2	0.9%	4.8	1.1	1.3%	0.6	BBB / Baa2 / BBB
22	Royal Ahold (11)	10	10	9.1	0.9%	3.0	0.6	0.7%	0.2	BBB / Baa2 / BBB
23	Regal Cinemas	9	10	9.0	0.8%	6.9	0.5	0.6%	0.5	B+ / B1 / B+
24	Dollar Tree Stores	77	80	9.0	0.8%	6.3	0.8	1.0%	0.5	BB+ / Ba2 / NR
25	Cinemark	10	10	8.9	0.8%	7.1	0.6	0.7%	0.5	BB / NR / NR
26	DSW	27	28	8.7	0.8%	5.8	0.6	0.7%	0.4	NR
27	Petco	33	35	8.6	0.8%	6.5	0.5	0.6%	0.3	B / B2 / NR
28	Party City	42	42	8.4	0.8%	5.8	0.5	0.6%	0.4	NR
29	Mattress Firm	65	66	8.1	0.8%	6.2	0.3	0.4%	0.2	B+ / NR / NR
30	Nordstrom Rack	12	13	8.1	0.8%	6.2	0.4	0.5%	0.3	BBB+ / Baa1 / BBB+
31	Sports Authority	13	15	8.0	0.7%	7.4	0.6	0.7%	0.5	NR
32	LA Fitness	12	13	7.9	0.7%	5.7	0.5	0.6%	0.4	NR
33	Pier 1 Imports	35	39	7.8	0.7%	5.8	0.4	0.5%	0.3	B+ / NR / NR
34	Home Depot	10	39	7.8	0.7%	6.3	1.1	1.3%	0.8	A / A2 / A
35	Hobby Lobby	18	20	7.6	0.7%	4.4	1.0	1.2%	0.6	NR
36	Five Below	54	54	7.4	0.7%	5.6	0.5	0.6%	0.3	NR
37	Whole Foods	6	6	6.3	0.6%	4.7	0.3	0.4%	0.2	BBB- / Baa3 / NR
38	hhgregg	18	19	6.3	0.6%	4.4	0.6	0.7%	0.4	NR
39	Burlington	11	11	6.1	0.6%	4.5	0.8	1.0%	0.6	BB- / NR / NR
40	AT&T	68	69	6.1	0.6%	4.7	0.2	0.2%	0.1	BBB+ / Baa1 / A-
41	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.6%	0.3	NR
42	Famous Footwear	39	39	5.5	0.5%	4.4	0.3	0.4%	0.2	BB / Ba3 / NR
43	BJ’s Wholesale Club	5	6	5.4	0.5%	4.1	0.5	0.6%	0.4	B- / B3 / NR
44	Panera	39	40	5.3	0.5%	3.7	0.2	0.2%	0.1	NR
45	Stein Mart	17	17	5.1	0.5%	3.0	0.6	0.7%	0.3	NR
46	Shoe Carnival	31	31	4.9	0.5%	3.1	0.3	0.4%	0.2	NR
47	Gamestop	98	98	4.7	0.4%	3.5	0.2	0.2%	0.1	BB+ / Ba1 / NR
48	Beall’s	18	18	4.7	0.4%	1.9	0.7	0.9%	0.3	NR
49	24 Hour Fitness	6	6	4.6	0.4%	2.1	0.2	0.2%	0.1	B / NR / NR
50	Men’s Wearhouse	32	32	4.6	0.4%	3.3	0.2	0.2%	0.1	B / Ba3 / NR

	Top 50 Total	1,883	2,044	$595.7	55.7%	$417.1	48.7	59.8%	33.5
	Total Portfolio			$1,069.3	100.0%	$750.9	81.5	100.0%	56.4

(1)	T.J. Maxx (46) / Marshalls (44) / HomeGoods (20) / Sierra Trading (1)
(2)	Bed Bath (56) / World Market (21) / buybuy Baby (12) / CTS (3)
(3)	Walmart (22) / Sam’s Club (3) / Neighborhood Market (2)
(4)	Dick’s Sporting Goods (39) / Golf Galaxy (1) / Field & Stream (1)
(5)	Ross Dress for Less (72) / dd’s Discounts (3)
(6)	Gap (7) / Old Navy (57) / Banana Republic (3)
(7)	Office Depot (18) / OfficeMax (30)
(8)	Ann Taylor (3) / Catherine’s (8) / Dress Barn (30) / Justice (22) / Lane Bryant (27) / Maurice’s (17)
(9)	Toys “R” Us (7) / Babies “R” Us (14) / Toys-Babies Combo (5)
(10)	Kroger (11) / Harris Teeter (5) / King Soopers (1) / Pick ’n Save (2)
(11)	Stop & Shop (5) / Martin’s (3) / Others (2)

DDR Corp.

Top 50 Assets

	$, GLA in thousands
				DDR	Base Rent		Total GLA
	Asset	Location	MSA	Own %	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Shoppers World	Framingham, MA	Boston	100%	$17,184	2.3%	783	0.9%
2	Plaza del Sol	Bayamon, PR	San Juan	100%	16,662	2.2%	724	0.8%
3	Winter Garden Village	Winter Garden, FL	Orlando	100%	13,625	1.8%	1,127	1.3%
4	Plaza Rio Hondo	Bayamon, PR	San Juan	100%	13,430	1.8%	555	0.6%
5	Plaza del Norte	Hatillo, PR	San Juan	100%	12,228	1.6%	699	0.8%
6	Wrangleboro Consumer Square	Mays Landing, NJ	Atlantic City	100%	10,375	1.4%	842	1.0%
7	Riverdale Village	Coon Rapids, MN	Minneapolis	100%	10,274	1.4%	969	1.1%
8	Ahwatukee Foothills	Phoenix, AZ	Phoenix	100%	10,163	1.3%	693	0.8%
9	Tucson Spectrum	Tucson, AZ	Tucson	100%	9,615	1.3%	969	1.1%
10	Nassau Park Pavilion	Princeton, NJ	Trenton	100%	9,586	1.3%	1,106	1.3%
11	Hamilton Marketplace	Hamilton, NJ	Trenton	100%	9,411	1.2%	960	1.1%
12	Woodfield Village Green	Schaumburg, IL	Chicago	100%	8,954	1.2%	692	0.8%
13	Carolina Pavilion	Charlotte, NC	Charlotte	100%	8,704	1.1%	867	1.0%
14	Plaza Escorial	Carolina, PR	San Juan	100%	8,460	1.1%	636	0.7%
15	The Shops at Midtown Miami	Miami, FL	Miami	100%	8,415	1.1%	467	0.5%
16	Great Northern Plaza	North Olmsted, OH	Cleveland	100%	8,300	1.1%	669	0.8%
17	Village at Stone Oak	San Antonio, TX	San Antonio	100%	8,200	1.1%	622	0.7%
18	Plaza Palma Real	Humacao, PR	San Juan	100%	7,834	1.0%	449	0.5%
19	Polaris Towne Center	Columbus, OH	Columbus	100%	7,458	1.0%	725	0.8%
20	Connecticut Commons	Plainville, CT	Hartford	100%	7,072	0.9%	562	0.6%
21	Centennial Promenade	Centennial, CO	Denver	100%	7,013	0.9%	827	0.9%
22	Peach Street Marketplace	Erie, PA	Erie	100%	6,534	0.9%	995	1.1%
23	Easton Market	Columbus, OH	Columbus	100%	6,403	0.8%	552	0.6%
24	Hamilton Commons	Mays Landing, NJ	Atlantic City	100%	6,202	0.8%	397	0.5%
25	Crossroads Center	Gulfport, MS	Gulfport	100%	6,197	0.8%	555	0.6%
26	Belden Park Crossings	North Canton, OH	Cleveland	100%	5,978	0.8%	596	0.7%
27	Silver Springs Square	Mechanicsburg, PA	Harrisburg	100%	5,916	0.8%	569	0.6%
28	Falcon Ridge Town Center	Fontana, CA	Los Angeles	100%	5,915	0.8%	447	0.5%
29	Aspen Grove	Littleton, CO	Denver	100%	5,797	0.8%	272	0.3%
30	Ridge at Creekside	Roseville, CA	Sacramento	100%	5,681	0.7%	289	0.3%
31	The Fountains	Plantation, FL	Miami	100%	5,672	0.7%	489	0.6%
32	The Maxwell	Chicago, IL	Chicago	100%	5,633	0.7%	240	0.3%
33	Cotswold Village	Charlotte, NC	Charlotte	100%	5,617	0.7%	261	0.3%
34	Sycamore Crossing & Sycamore Plaza	Cincinnati, OH	Cincinnati	100%	5,553	0.7%	466	0.5%
35	Perimeter Pointe	Atlanta, GA	Atlanta	100%	5,529	0.7%	353	0.4%
36	Bandera Pointe	San Antonio, TX	San Antonio	100%	5,484	0.7%	838	1.0%
37	Big Flats Consumer Square	Big Flats, NY	Elmira	100%	5,441	0.7%	577	0.7%
38	Merriam Village	Merriam, KS	Kansas City	100%	5,435	0.7%	921	1.0%
39	Independence Commons	Independence, MO	Kansas City	100%	5,294	0.7%	403	0.5%
40	Meridian Crossroads	Meridian, ID	Boise	100%	5,207	0.7%	732	0.8%
41	Mohawk Commons	Niskayuna, NY	Albany	100%	5,144	0.7%	530	0.6%
42	Homestead Pavilion	Homestead, FL	Miami	100%	5,105	0.7%	397	0.5%
43	Beaver Creek Crossings	Apex, NC	Raleigh	100%	5,104	0.7%	321	0.4%
44	Arrowhead Crossing	Phoenix, AZ	Phoenix	100%	4,981	0.7%	407	0.5%
45	Deer Park Town Center	Deer Park, IL	Chicago	50%	4,954	0.7%	202	0.2%
46	Willowbrook Plaza	Houston, TX	Houston	100%	4,937	0.7%	393	0.4%
47	Fairfax Towne Center	Fairfax, VA	Balt-Wash DC	100%	4,932	0.7%	253	0.3%
48	The Promenade at Brentwood	Brentwood, MO	St. Louis	100%	4,883	0.6%	338	0.4%
49	Chapel Hills	Colorado Springs, CO	Colorado Springs	100%	4,864	0.6%	526	0.6%
50	Cumming Town Center	Cumming, GA	Atlanta	100%	4,787	0.6%	311	0.4%

	Top 50 Total				$372,142	49.1%	29,573	33.7%
	Total Portfolio				$758,090	100.0%	87,852	100.0%

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions
	Partner	DDR Own %		Operating Properties	Owned GLA	ABR	Gross Book Value	Debt (1)

BRE DDR Retail Holdings	Blackstone Real Estate Partners	5	% (2)	62	11.3	$149.3	$1,785.7	$1,232.8

DDRTC Core Retail Fund	TIAA-CREF	15%		25	8.2	104.8	1,527.8	791.2

DDR Domestic Retail Fund I	Various	20%		55	7.6	86.4	1,303.3	898.0

DDR-SAU Retail Fund	State of Utah	20%		12	1.0	10.9	134.1	61.5

Other	Various	Various		3	1.0	18.6	194.8	118.0

Total				157	29.1	$370.0	$4,945.7	$3,101.5

(1)	Includes fair market value of debt adjustment and unamortized loan costs, net of $10 million, $0.2 million at DDR’s share.
(2)	In addition to DDR’s 5% common equity, DDR has $390.0 million of Preferred Equity plus $8.4 million of accrued interest with an interest rate of 8.5%.

DDR Corp.

Transactions

$ in millions, GLA in thousands
		DDR	Total Owned	At 100%		At DDR Share
		Own %	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
01/16	Phoenix, AZ	100%	233	$60.5	$0.0	$60.5	$0.0	Ross, Ulta, Total Wine & More

Dispositions
01/16	SAU Portfolio (11 assets)	20%	1,083	170.5	77.3	34.1	15.5	Various
01/16	Buffalo, NY	100%	139	13.8	0.0	13.8	0.0	Home Depot
01/16	Lexington, SC	100%	83	12.2	0.0	12.2	0.0	Ross, T.J. Maxx
01/16	Pasadena, CA	100%	540	131.9	0.0	131.9	0.0	Arclight Cinemas, Hyatt, west elm, DSW
02/16	Brunswick, ME	100%	305	13.2	0.0	13.2	0.0	Big Lots, Regal, Sears
02/16	Newport News, VA	100%	341	10.7	0.0	10.7	0.0	Burlington
1Q	Non-operating sales			7.6	0.0	7.6	0.0

	1Q Total		2,491	$359.9	$77.3	$223.5	$15.5

DDR Corp.

Developments/Redevelopments

$ in millions, GLA in thousands
	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (a)	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Developments in Progress		$132	$128	$4	$105	$23
Redevelopments - Major		240	120	120	57	63
Redevelopments - Minor		147	61	86	34	27
Retenanting		33	8	25	4	4
Undeveloped Land (b)		N/A	58	0	0	58

		$552	$375	$235	$200	$175

Developments in Progress

Guilford Commons (New Haven, CT)	130	$69	$66	$3	$48	$18	4Q15	4Q16	Fresh Market, Michaels, Ulta, Bed Bath & Beyond, DSW

Lee Vista Promenade (Orlando, FL)	208	63	62	1	57	5	2Q16	2Q16	HomeGoods, Ross, Michaels, Petco, Ulta, Five Below, Epic Theater

	338	$132	$128	$4	$105	$23

Redevelopments - Major

The Pike Outlets (Long Beach, CA)		$66	$51	$15	$45	$6	N/A	3Q16	Restoration Hardware, H&M, Forever 21, Nike, Gap Factory

Sycamore Crossing (Cincinnati, OH)		30	9	21	3	6	N/A	2Q17	Dick’s Sporting Goods, T.J. Maxx

Belgate (expansion) (Charlotte, NC)		23	12	11	0	12	N/A	4Q17	Burlington, T.J. Maxx

Bermuda Square (Richmond, VA)		18	13	5	9	4	N/A	4Q17	Martin’s, Petco

Plaza del Sol (expansion) (San Juan, PR)		12	1	11	0	1	N/A	4Q17	Dave & Busters

Other Redevelopments - Major		91	34	57	0	34

		$240	$120	$120	$57	$63

(a)	This balance is in addition to DDR’s pro rata share of joint venture CIP of $6 million.
(b)	This balance is in addition to owned land adjacent to existing centers that has an estimated value of $26 million.

DDR Corp.

Capital Structure

$, shares and units in millions, except per share
	March 31, 2016		March 31, 2015
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$6,506.9	55%	$6,748.4	55%

Perpetual Preferred Stock	350.0	3%	350.0	3%

Unsecured Credit Facilities	350.0	3%	6.3	0%
Unsecured Term Loan	400.0	3%	0.0	0%
Unsecured Public Debt	2,926.5	24%	3,272.3	26%
Secured Term Loan	200.0	2%	300.0	2%
Fixed Rate Mortgage Debt	1,088.7	9%	1,552.2	13%
Variable Rate Mortgage Debt	77.6	1%	98.9	1%

	5,042.8	42%	5,229.7	42%

Total	$11,899.7	100%	$12,328.1	100%

Capital Structure Detail
Debt to Market Capitalization	42.4%		42.4%
Common Shares Outstanding	365.4		361.0
Operating Partnership Units	0.4		1.4
Market Value per Share	$17.79		$18.62
Accretion on Convertible Notes (excluded above)	$0.0		$7.0
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$425.6		$453.3

Credit Ratings			Covenants
	Debt Rating	Outlook		Covenant Threshold	Actual Covenant
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%	49%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤ 40%	12%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%	200%
			Fixed Charge Coverage Ratio	≥ 1.5x	2.4x

DDR Corp.

Debt/EBITDA

$ in millions
	1Q16	1Q15
Consolidated
Net income (loss) to DDR	$45.6	($243.8)
Impairments	0.0	279.0
Depreciation and amortization	96.9	103.0
Interest expense	57.9	63.0
Gain on sale and change in control of interests, net	0.0	(14.3)
Other expense, net	0.0	4.0
Equity in net income of JVs	(14.4)	(0.1)
Income tax expense	0.5	4.9
Gain on disposition of real estate, net	(12.4)	(25.1)
Adjustments for non-controlling interests	(0.2)	0.4
JV FFO (at DDR share)	6.1	7.0

EBITDA - current quarter	180.0	178.0
EBITDA - annualized	720.0	712.0

Consolidated debt	5,031.7	5,224.3
Partner share of consolidated debt	(9.9)	(9.9)
Loan costs, net	22.4	22.8
Face value adjustments	(11.3)	(17.4)
Cash and restricted cash	(33.9)	(63.6)

Net adjusted debt	$4,999.0	$5,156.2

Debt/EBITDA - Consolidated	6.94x	7.24x

Pro rata including JVs
EBITDA - current quarter	185.4	184.1
EBITDA - annualized	741.6	736.4

Consolidated net debt	4,999.0	5,156.2
JV debt (at DDR share)	425.6	453.3
Cash and restricted cash	(10.1)	(11.2)

Net adjusted debt	$5,414.5	$5,598.3

Debt/EBITDA - Pro rata	7.30x	7.60x

DDR Corp.

Debt Summary

$ in millions
	Consolidated			Unconsolidated
	Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities	$350.0	$350.0	1.44%
Unsecured Term Loan	400.0	400.0	1.54%
Unsecured Public Debt	2,926.5	2,926.5	4.88%
Secured Term Loan	200.0	200.0	1.79%
Fixed Rate Mortgage Loans	1,088.7	1,078.8	4.99%	$2,079.4	$338.0	5.38%
Variable Rate Mortgage Loans	77.6	77.6	1.84%	1,031.2	87.6	2.04%

Subtotal	5,042.8	5,032.9	4.23%	3,110.6	425.6	4.69%
Fair Market Value Adjustment	11.3	11.3		19.2	1.0
Unamortized Loan Costs, Net	(22.4)	(22.3)		(9.8)	(1.2)

Total	$5,031.7	$5,021.9	4.23%	$3,120.0	$425.4	4.69%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Cash Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2016	$23.8	$112.2	$0.0	$136.0	$136.0	4.12%	3.38%
2017	30.0	203.2	300.0	533.2	533.2	6.59%	5.86%
2018	22.7	327.3	382.2	732.2	732.2	4.23%	4.14%
2019	16.5	169.3	0.0	185.8	185.8	5.32%	5.24%
2020	7.3	280.2	1,050.0	1,337.5	1,337.5	3.56%	3.50%
2021	4.4	126.5	300.0	430.9	430.9	3.91%	3.82%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%
2025 and beyond	0.0	0.0	900.0	900.0	900.0	3.90%	3.90%
Unsecured debt discount			(5.7)	(5.7)	(5.7)

	$104.8	$1,261.5	$3,676.5	$5,042.8	$5,032.9	4.23%	4.10%
Unconsolidated Maturity Schedule (1)
2016	$5.3	$28.6	$0.0	$33.9	$1.4	5.84%	2.99%
2017	6.7	1,304.4	0.0	1,311.1	249.4	5.56%	5.54%
2018	4.8	155.9	0.0	160.7	15.2	4.39%	3.98%
2019	4.8	655.9	0.0	660.7	32.8	2.37%	2.31%
2020	5.0	421.2	0.0	426.2	61.0	2.25%	2.20%
2021	4.3	80.5	0.0	84.8	35.2	5.40%	5.40%
2022	2.7	244.1	0.0	246.8	12.3	4.39%	3.40%
2023	2.1	100.1	0.0	102.2	5.2	4.00%	4.21%
2024	0.5	83.7	0.0	84.2	13.1	4.33%	4.28%
2025 and beyond	0.0	0.0	0.0	0.0	0.0	0.00%	0.00%

Total	$36.2	$3,074.4	$0.0	$3,110.6	$425.6	4.69%	4.62%

% of Total	Consolidated				Unconsolidated
Fixed	79.6%				66.9%
Variable	20.4%				33.1%

Recourse to DDR	77.7%				0.0%
Non-recourse to DDR	22.3%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Senior Debt
Unsecured Revolver ($750m)	$350.0	$350.0	06/20	L + 100
Unsecured Revolver ($50m)	0.0	0.0	06/20	L + 100
Secured Term Loan ($200m)	200.0	200.0	04/18	L + 135
Unsecured Term Loan ($400m)	400.0	400.0	04/20	L + 110

	$950.0	$950.0
Public Debt
Unsecured Notes	$300.0	$300.0	04/17	7.50%
Unsecured Notes	299.4	299.4	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.9	298.9	09/20	7.88%
Unsecured Notes	298.6	298.6	01/21	3.50%
Unsecured Notes	455.5	455.5	07/22	4.63%
Unsecured Notes	298.7	298.7	05/23	3.38%
Unsecured Notes	496.7	496.7	02/25	3.63%
Unsecured Notes	396.5	396.5	02/26	4.25%

	$2,926.5	$2,926.5
Mortgage Debt
Sycamore Crossing, OH	$62.3	$62.3	12/16	5.81%
The Maxwell, IL	50.5	50.5	12/16	L + 160

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	2.0	2.0	08/17	6.00%
Connecticut Commons, CT	46.3	46.3	10/17	5.01%
Riverdale Village, MN	25.4	25.4	10/17	5.01%
Riverdale Village Perimeter, MN	31.8	31.8	10/17	5.01%
Lake Brandon Village, FL	9.1	9.1	10/17	5.01%
Shoppers World Brookfield, WI	5.7	5.7	10/17	5.01%
Marketplace of Brown Deer, WI	4.1	4.1	10/17	5.01%
Brown Deer Center, WI	7.7	7.7	10/17	5.01%
Thruway Plaza (Walmart), NY	0.9	0.9	10/17	6.78%

Tops Plaza, NY	4.1	4.1	01/18	7.05%
Falcon Ridge Town Center, CA	14.3	14.3	01/18	5.91%
Walmart Supercenter, SC	2.2	2.2	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	23.9	23.9	03/18	5.06%
Southland Crossings, OH	23.9	23.9	03/18	5.06%
The Promenade at Brentwood, MO	30.3	30.3	03/18	5.06%
DDR Headquarters, OH	27.1	27.1	03/18	L + 105
Mohawk Commons, NY	7.0	7.0	12/18	5.75%

DDR Corp.

Consolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
Lowe’s, TN	3.1	3.1	01/19	7.66%
Nassau Park Pavilion, NJ	55.8	55.8	02/19	3.40%
Bandera Pointe, TX	24.3	24.3	02/19	3.40%
Presidential Commons, GA	20.8	20.8	02/19	3.40%
Plaza Cayey, PR	20.5	20.5	06/19	7.59%
Plaza Fajardo, PR	24.7	24.7	06/19	7.59%
Plaza Isabela, PR	21.7	21.7	06/19	7.59%
Plaza Walmart, PR	11.5	11.5	06/19	7.59%
Mariner Square, FL	2.0	2.0	09/19	9.75%

Northland Square, IA	4.1	4.1	01/20	9.38%
Plaza Rio Hondo, PR	123.1	123.1	01/20	3.95%
Easton Marketplace, OH	49.2	49.2	01/20	3.95%
The Fountains, FL	44.8	44.8	01/20	3.95%
Perimeter Pointe, GA	42.4	42.4	01/20	3.95%
Polaris Towne Center, OH	42.9	42.9	04/20	6.76%

Chapel Hills West, CO	11.9	11.9	06/21	5.49%
West Valley Marketplace, PA	8.4	8.4	07/21	6.95%
Plaza Escorial, PR	71.8	71.8	07/21	3.59%
Wrangleboro Consumer Sq, NJ	58.9	58.9	10/21	5.41%
Chapel Hills East, CO	8.1	8.1	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	18.8	18.8	02/22	5.71%

	$1,166.3	$1,156.4
FMV adjustment – assumed debt	11.3	11.3
Unamortized Loan Costs, Net	(22.4)	(22.3)

Grand Total	$5,031.7	$5,021.9

Rate Type
Fixed	$4,015.2	$4,005.3	5.1 years	4.91%
Variable	1,027.6	1,027.6	3.5 years	1.58%

	$5,042.8	$5,032.9	4.8 years	4.23%
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap
Underlying Debt Hedged:
Mortgage Portfolio	$78.1	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Does not include discounts or premiums.

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.7	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.4	1.0	05/19	4.85%
November 2019 Loan Pool (32 assets)	636.5	31.8	11/19	L + 185
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,072.8	$53.6
BRE DDR Retail Holdings IV
Fountains of Miramar, FL	$24.0	$1.2	06/16	5.81%
The Hub, NY	16.0	0.8	01/17	7.53%
Southmont Plaza, PA	34.0	1.7	02/18	L + 250
Ashbridge Square, PA	35.2	1.8	03/18	6.08%
Millenia Crossing, FL	22.9	1.1	01/23	4.25%
Concourse Village, FL	14.2	0.7	02/24	4.86%

	$146.3	$7.3
DDR Domestic Retail Fund I
July 2017 Loan Pool (52 assets)	$883.5	$176.7	07/17	5.60%
Heather Island, FL	4.4	0.9	02/18	3.56%
Hilliard Rome, OH	11.6	2.3	02/18	3.56%

	$899.5	$179.9
DDRTC Core Retail Fund
March 2017 Loan Pool (9 assets)	$350.2	$52.5	03/17	5.45%
July 2020 Loan Pool (10 assets) (3)	195.4	29.3	07/20	L + 150
July 2020 Loan Pool (6 assets) (3)	165.3	24.8	07/20	L + 175
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$793.4	$119.0

DDR Corp.

Unconsolidated Debt Detail

$ in millions
	Balance 100%	Balance DDR Share	Maturity Date (1)	Cash Interest Rate (2) (3)
DDR-SAU Retail Fund
September 2017 Loan Pool (7 assets)	$29.3	$5.9	09/17	4.74%
April 2018 Loan Pool (5 assets)	32.2	6.4	04/18	4.65%

	$61.5	$12.3
Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	18.8	4.7	10/20	5.25%
Sun Center Limited, OH	21.7	17.4	05/21	5.99%
RVIP IIIB, Deer Park, IL	69.6	17.9	09/21	4.84%

	$137.1	$53.5

Subtotal	$3,110.6	$425.6
FMV Adjustment – Assumed Debt	19.2	1.0
Unamortized Loan Costs, Net	(9.8)	(1.2)

Total	$3,120.0	$425.4

Rate Type
Fixed	$2,079.4	$338.0	2.2 years	5.38%
Variable	1,031.2	87.6	4.0 years	2.04%

	$3,110.6	$425.6	2.6 years	4.69%

	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap
Underlying Debt Hedged:
Mortgage Loan Camp Creek	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR
(3)	Loans have interest rate floors of 1 mo. Libor at 0.25%

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Boenning & Scattergood	Floris van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 229-7181
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212) 538-6889
	George Auerbach	george.auerbach@credit-suisse.com	(212) 538-8082
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
Green Street Advisors	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839
Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286
Mizuho Securities	Haendel St. Juste	haendel.stjuste@us.mizuho-sc.com	(212) 205-7860
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheet. All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/Tenant Improvements	Shorter of economic life or lease terms

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, major redevelopment, straight-line rental income and expenses, lease termination income, management fees, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

ddr listed NYSE®

Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | P. 216.755.5500 | F. 216.755.1500 | www.ddr.com